UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 29, 2009
(Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.
(Exact name of registrant as specified in its charter)

Michigan	1-31773	38-2505723
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202
(Address of principal executive offices)

(313) 871-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 29, 2009, the Company issued a press release announcing that it has entered into a consent decree with the U.S. Food and Drug Administration (the “FDA”) regarding the Company’s drug manufacturing operations.  A copy of the press release, dated September 29, 2009, is attached hereto as Exhibit 99.1.  The consent decree, attached hereto as Exhibit 99.2, was filed with the United States District Court for the Eastern District of Michigan, Southern Division, on September 29, 2009.

The description of the consent decree set forth herein and in the press release does not purport to be complete and is qualified in its entirety by reference to the full text of the consent decree attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

d)           Exhibits.

Exhibit No.                      Description

99.1	Press Release dated September 29, 2009.
99.2	Consent Decree

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.
(Registrant)

Date:	September 29, 2009	By:	/s/ Jitendra N. Doshi
Jitendra N. Doshi
Chief Executive Officer

Exhibit Index

Exhibit No.                      Description

99.1	Press Release dated September 29, 2009.
99.2	Consent Decree